As filed with the Securities and Exchange Commission on June 8, 2011
Investment Company Act File No. 811-22532

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM N-2

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. __

ROYCE GLOBAL VALUE TRUST, INC.
(Exact Name of Registrant as Specified in Charter)

745 Fifth Avenue
New York, New York 10151
(Address of Principal Executive Offices)

Telephone Number: (212) 508-4500
(Area Code and Telephone Number)

John E. Denneen, Esq.
Royce & Associates, LLC
745 Fifth Avenue
New York, New York 10151
(Name and Address of Agent for Service)
________________________

Copy to:

Frank P. Bruno, Esq.
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Part A – INFORMATION REQUIRED IN A PROSPECTUS

Item 1. Outside Front Cover.
Not applicable.

Item 2. Cover Pages; Other Offering Information.
Not applicable.

Item 3. Fee Table and Synopsis.

Item 3.1. Fee Table.
The following table sets forth the certain fees and estimated expenses of Royce Global Value Trust, Inc. (the “Global Trust, the “Registrant” or the “Fund”):

Stockholder Transaction Expenses
Voluntary Cash Purchase Plan Purchase Fees	None
Distribution Reinvestment and Cash Purchase Plan Fees	$2.50(1)
Annual Expenses (as a percentage of net assets attributable to common stock)(2)
Management Fees	1.25%
Interest Payments on Borrowed Funds	0.00%
Other Expenses	0.26%
Total Annual Operating Expenses	1.51%

(1) Per sale transaction fee plus pro rata share of brokerage commissions from proceeds on sales of Global Trust stock effected through its transfer agent.
(2) The percentages in the above table expressing Annual Expenses are estimated amounts for the Global Trust’s first full fiscal year.

EXAMPLE:
The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Global Trust. These amounts are based upon payment by Global Trust of expenses at levels set forth in the above table.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$15	$48	$82	$180

The foregoing table is to assist you in understanding the various costs and expenses that an investor in Global Trust would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Global Trust’s Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

Global Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of Global Trust of $100 million.

Item 3.2. Synopsis.
Not applicable.

Item 4. Financial Highlights.
Not applicable.

Item 5. Plan of Distribution.
Not applicable.

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Item 6. Selling Shareholders.
Not applicable.

Item 7. Use of Proceeds.
Not applicable.

Item 8. General Description of the Registrant.

Item 8.1. General Description.
The Registrant is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Registrant was organized under the laws of the state of Maryland on February 14, 2011.

If approved by the stockholders of Royce Value Trust, Inc. (“Value Trust”), Global Trust will participate in a transaction whereby Value Trust will contribute approximately $100 million of its assets to Global Trust in exchange for shares of common stock of Global Trust, and Value Trust will distribute to Value Trust common stockholders, shares of common stock of Global Trust (the “Transaction”).

Item 8.2. Investment Objectives and Policies.
The investment goal of Global Trust is long-term growth of capital. Under normal market circumstances, Global Trust will invest at least 80% of its net assets in equity securities (such as common stock and preferred stock) and at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. A company is deemed to be “located” outside the United States if its country of organization, its headquarters and/or the principal trading market of its stock are located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund may also invest up to 20% of its net assets in U.S. and non-U.S. non-convertible debt. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). In selecting securities for Global Trust, Royce will use a bottom-up, value approach. Royce will primarily focus on company-specific criteria rather than on political, economic or other country-specific factors. Global Trust does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Royce will invest Global Trust’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce will base this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that generally a significant portion of the Fund’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion.

Value Investing. Global Trust’s portfolio managers will use various value methods in managing its assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

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Global Trust’s portfolio managers generally will invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-cap, small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Temporary Investments. Global Trust may invest in short-term fixed income securities for temporary defensive purposes or to invest uncommitted cash balances. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Investing in Non-U.S. Securities. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Non-Convertible Debt. Global Trust may invest up to 20% of its net assets in direct obligations of the government of the United States or its agencies, or the governments of non-U.S. countries or their agencies, and/or in non-convertible debt securities of various U.S. and non-U.S. issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s Investor Service, Inc. (“Moody’s”) or D in the case of Standard & Poor’s) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

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Developing Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Securities Lending. Global Trust may lend up to 25% of its total assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

The current view of the staff of the United States Securities and Exchange Commission (the “Commission” or “SEC”) is that the Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Item 8.3. Risk Factors.
Market Risk
As with any investment company that invests in common stocks, the Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s common stock will fluctuate with the market, and you could lose money over short or long periods of time.

Investing in Smaller Capitalization Companies
Royce expects that generally a significant portion of Global Trust’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion.

Royce views the large and diverse universe of smaller companies available for investment by the Fund as having three investment segments or tiers—micro-cap, small-cap and mid-cap. Royce refers to the segment of companies with market capitalizations up to $500 million as micro-cap. Royce defines the next

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tier, the small-cap universe, as those companies with market capitalizations between $500 million and $2.5 billion. Finally, Royce defines mid-cap as those companies with market caps between $2.5 billion and $15 billion.

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

The U.S. micro-cap segment consists of more than 3,100 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

The U.S. small-cap tier consists of more than 1,200 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

As discussed below, Global Trust may also invest significant assets in U.S. and non-U.S. mid-cap securities.

Global Trust invests in foreign securities. The foreign smaller company market consists of more than 15,000 companies in developed countries. More information regarding investing in foreign securities is set forth below.

Mid-Cap Stocks
In addition to investing in securities of micro-cap and small-cap companies, Global Trust may also invest significant assets in U.S. and non-U.S. mid-cap securities, which Royce defines as those companies with market capitalizations between $2.5 billion and $15 billion, a sector that includes more than 500 companies. In general, mid-caps share many of the same characteristics as those companies with market caps between $500 million and $2.5 billion. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

Selection Risk
Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

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Market Price of Shares
Global Trust is a newly organized, diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that Global Trust’s net asset value may decrease. Royce cannot predict whether Global Trust’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for stockholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Global Trust’s shares are not subject to redemption. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in Global Trust on the New York Stock Exchange (“NYSE”) or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

Leverage and Borrowing
Global Trust is authorized to borrow money. Borrowings create an opportunity for greater capital appreciation with respect to the Fund’s investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See “Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities” below.

Foreign Investments
Global Trust is not subject to any limitation on investments in securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund’s ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the Fund’s foreign investments, Royce does not expect to purchase or sell foreign currencies for the Fund to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Fund’s foreign investments and the Fund’s ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

No more than 35% of Global Trust’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. The considerations noted

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above are generally intensified for investments in developing countries. See “Developing Countries” below.

The Fund may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries
Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in “Foreign Investments” are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

Warrants, Rights or Options
Global Trust may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights,

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pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

Preferred Stock - Leverage Risk
The leverage resulting from the issuance of preferred stock by the Fund creates risks for holders of common stock of the Fund, including higher volatility of both the net asset values and market prices of the common stock. If the Fund is able to realize a net return on its investment portfolio in excess of the then current dividend rate of the preferred stock, the effect of leverage permits holders of common stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, if the current dividend rate on the preferred stock exceeds the net return on the Fund’s investment portfolio, the Fund’s leveraged capital structure will result in a lower rate of return to holders of common stock than if the Fund were not leveraged. Similarly, because any decline in the value of the Fund’s investments will be borne entirely by holders of common stock, the effect of leverage in a declining market results in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. See “Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.” Leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for the holders of the common stock to change the investment goal or other fundamental policies of the Fund, to convert the Fund to an open-end fund or make certain other changes. See “Capital Stock — Certain Corporate Governance Provisions.”

Because Royce’s advisory fee for Global Trust is based on the average net assets of Global Trust (including assets obtained from the sale of preferred stock by the Fund), Royce generally benefits from the Fund’s issuance of preferred stock.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities
General. The 1940 Act and the Fund’s fundamental policies permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of preferred stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness (see “Investment Objectives and Policies — Asset Coverage Test” in the Statement of Additional Information) and 200% for preferred stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning common stock dividend payments, other common stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. The issuance and sale of senior securities allows the Fund to raise additional cash for investments. It is a speculative investment technique, involving the risk considerations of leverage and increased share price volatility.

Borrowings. The following factors could increase the investment risk and the volatility of the price of the Fund’s shares of common stock: (i) leveraging exaggerates any increase or decrease in the value of the Fund’s portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in NAV results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV could affect the ability of the Fund to make common stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see “Taxes”); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Preferred Stock. Preferred stock may result in higher volatility of the NAV of the Fund’s common stock and potentially more volatility in the market price of the common stock. Holders of common stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rates paid on preferred stock. Similarly, since a pro rata portion of

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the Fund’s net realized capital gains are generally payable to holders of common stock, the use of leverage will increase the amount of such gains distributed to holders of common stock. To the extent that the dividend rates on preferred stock approach the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. (If the dividend rates on preferred stock were to exceed the net return on the Fund’s portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing preferred stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from preferred stock offerings) is borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in NAV to holders of common stock than if the Fund were not leveraged. Such decrease in NAV likely would be reflected in a greater decline in the market price for shares of the Fund’s common stock. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of the Fund’s common stock. Redemption of preferred stock or insufficient investment income to make dividend payments may reduce the NAV of the common stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

In an extreme case, a decline in NAV could affect the Fund’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Code. See “Taxes”. However, the Fund intends to take all measures necessary to make such common stock dividend payments. If the Fund’s current investment income is ever insufficient to meet dividend payments on either its common stock or preferred stock, the Fund may have to liquidate certain of its investments.

The class and other voting rights of issued preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Fund’s Board of Directors and/or the holders of common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The future issuance of any preferred stock convertible into common stock might also reduce the net income and NAV per share of the common stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the preferred stock, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such NAV dilution would occur if preferred stock were converted at a time when the NAV per share of common stock was greater than the conversion price.

Financial Impact of Senior Securities on Common Stockholders. The costs related to the issue and sale of senior securities such as preferred stock, including underwriting discount, rating agency fees and offering expenses, are paid by the Fund and, therefore, borne by its common stockholders. Also, the interest and dividend requirements of such senior securities will reduce the amount of and may entirely eliminate any net investment income dividends otherwise payable by the Fund to its common stockholders.

Non-Convertible Debt
Global Trust may invest up to 20% of its net assets in direct obligations of the government of the United States or its agencies, or the governments of non-U.S. countries or their agencies, and/or in nonconvertible debt securities of various U.S. and non-U.S. issuers, including up to 5% of its net assets in below investment-grade debt securities. There are no limits on the maturity or duration of the debt securities in which the Fund may invest.

Two of the main risks of investing in debt securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s or D in the case of Standard & Poor’s) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment

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of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this registration statement, interest rates are near historical lows which makes it more likely that they will increase in the future which could, in turn, result in a decline in the market value of the debt securities held by the Fund.

Item 8.4. Other Policies.
Not applicable.

Item 8.5. Share Price Date.
Not applicable. Application will be made to list the Registrant’s shares on the NYSE, subject to notice of issuance of such shares.

Item 8.6. Business Development Companies.
Not applicable.

Item 9. Management.

Item 9.1. General.
(a) Board of Directors. Under Global Trust’s Articles of Incorporation, as amended and supplemented (the “Charter”), and Maryland law, the Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

(b) Investment Adviser. Royce is the investment adviser to Global Trust, and is responsible for the management of the Fund’s assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of January 31, 2011, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $672 billion.

Under the Investment Advisory Agreement between Global Trust and Royce (the “Investment Advisory Agreement”), Royce (i) determines the composition of the Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Fund’s Board of Directors; (ii) provides the Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

As compensation for its services under Investment Advisory Agreement, Global Trust will pay Royce a monthly fee equal to 1/12 of 1.25% (1.25% on an annualized basis) of the average net assets of the Fund for each month during the term of the investment advisory agreement. The net assets of the Fund shall be computed by subtracting the amount of any indebtedness and other liabilities of the Fund from the value of the total assets of the Fund, and the liquidation preference of and any potential redemption premium for any preferred stock of the Fund that may hereafter be issued and outstanding shall not be treated as an indebtedness or other liability of the Fund for this purpose.

Because the fee is computed based on the Fund’s net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the initial liquidation preference of and any potential redemption premium for any preferred stock that may be issued and sold by the Fund.

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Because Royce’s fee is based on the average net assets of the Fund (including net assets applicable to both Global Trust Common Stock and Global Trust Preferred Stock), Royce would generally benefit from the Fund’s issuance of preferred stock

The Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see paragraph (d) below, “Administrator,” for more information.

Pursuant to its terms, the Investment Advisory Agreement will have an initial term of two years, and continues from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by the Fund at any time, without penalty, on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement for Global Trust will be available in the Fund’s annual report to stockholders for the period ending December 31, 2011 or the semi-annual report to stockholders of the period ending June 30, 2012, depending on the commencement of investment operations for the Fund.

(c) Portfolio Management. Charles M. Royce, the President of Royce since its inception, is Royce’s Co-Chief Investment Officer and is the primary portfolio manager of Global Trust. Royce’s investment staff also includes Assistant Portfolio Manager David Nadel, who shares with Mr. Royce the day-to-day management of Global Trust. Mr. Nadel, Royce’s Director of International Research, has been a Portfolio Manager and Senior Analyst at Royce since 2006, was a Senior Portfolio Manager at Neuberger Berman Inc. from 2004 to 2006, and a Senior Analyst at Pequot Capital Management, Inc. from 2001 to 2003.

The Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the fund(s) that each manages.

(d) Administrator. Global Trust and Royce also have entered into an administration agreement (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Fund with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, stockholders’ reports and notices and other reports and filings made to and with the Commission and/or other regulators; administering stockholder accounts, handling stockholder relations and such other services as Royce, subject to the Fund’s Board of Directors, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Fund, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Fund on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies.

(e) Custodian. State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of the Fund but it does not participate in the Fund’s investment decisions. The Fund has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as

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allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating the Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain stockholder services.

Computershare Trust Company, N.A., PO Box 43010, Providence, RI 02940-3010, is the transfer agent, dividend-paying agent and registrar for the Fund’s shares, but it does not participate in either Fund’s investment decisions.

(f) Expenses. The costs of organizing Global Trust and effecting the Transaction, including the fees and expenses of counsel and accountants and printing, listing and registration fees, together with the costs of soliciting Value Trust stockholders’ approval of the Transaction and the costs incurred in connection with seeking an exemptive order from the Commission relating to the Transaction, are estimated to be approximately $700,000 and will be borne by Royce. In addition, Global Trust will incur operating expenses on an ongoing basis, including investment advisory, legal, auditing, transfer agency and custodian expenses.

(g) Affiliated Brokerage. Not applicable.

Item 9.2. Non-Resident Managers.
Not applicable.

Item 9.3. Control Persons.
As of the date of this registration statement, no person “controls” the Registrant, as defined under Section 2(a)(9) of the 1940 Act.

Item 10. Capital Stock, Long-Term Debt and Other Securities.

Item 10.1. Capital Stock.
Global Trust, which was incorporated under the laws of the State of Maryland on February 14, 2011, is authorized to issue 150,000,000 shares of common stock, par value $0.001 per share. Each share of common stock has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of common stockholders. When issued, the Global Trust Common Stock will be fully paid and non-assessable. Global Trust Common Stock is non-redeemable and has no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, the Fund will be required to hold annual meetings of its stockholders.

Under the Global Trust Charter, Global Trust’s Board of Directors has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including preferred stock, and to cause Global Trust to issue such shares. Global Trust’s Board of Directors has authority to cause the Fund to issue and sell up to 50,000,000 shares of preferred stock, $0.001 par value per share, that may be convertible into shares of Global Trust’s Common Stock. The terms of such Global Trust Preferred Stock are, or would be, fixed by the Board of Directors and materially limit and/or qualify, or would materially limit and/or qualify, the rights of the holders of Global Trust’s Common Stock. See “Investment Objectives and Policies — Risk Factors — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

Under the 1940 Act, Global Trust is permitted to have outstanding more than one series of preferred stock so long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of the Fund’s preferred stock do not have preemptive rights to purchase any shares of preferred stock that might be issued.

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of Global Trust as of May 31, 2011.

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Title of Class	Amount Authorized	Amount Outstanding
Common Stock, $0.001 par value	150,000,000	0
Preferred Stock, $0.001 par value	50,000,000	0

Distributions by Global Trust
Global Trust will distribute substantially all of its net investment income and net realized capital gains to stockholders at year end. The distribution policy of Global Trust may be modified from time to time by Global Trust’s Board. As a regulated investment company under the Code, Global Trust will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to stockholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its stockholders.

Net Asset Value
The NAV of Global Trust’s shares of common stock is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268), via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies weekly.

The NAV per share of common stock of Global Trust is calculated by dividing the current value of the Fund’s total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of preferred stock by the number of its outstanding shares of common stock. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund’s Board of Directors. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Directors. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by the Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Distribution Reinvestment and Cash Purchase Plan
Global Trust has adopted a Distribution Reinvestment and Cash Purchase Plan (the “Plan”), through which all such net investment income dividends and capital gains and other periodic distributions are paid to common stockholders in the form of additional shares of the Fund’s common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income. The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional

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cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plan.

No action is required on the part of a registered common stockholder to receive a distribution in shares of common stock of Global Trust. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare, the Plan Agent and the Fund’s transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to stockholders. Computershare will set up an account for shares acquired through the Plan for each stockholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the record date, Computershare will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of the Fund’s Common Stock and a check for any fractional share. Contact information for the Plan Agent is set forth under “Custodian, Transfer Agent and Registrar.”

Those common stockholders whose shares are held by a brokerage firm, bank or other financial intermediary as the stockholder of record should contact the brokerage firm, bank or other financial institution as applicable, to be certain that it is automatically reinvesting distributions on the stockholder’s behalf. If they are unable to reinvest distributions on the stockholder’s behalf, the stockholder should have its shares registered in its name in order to participate. Common stockholders holding shares through a financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary. Global Trust uses only newly-issued shares to implement the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares to be issued to a stockholder is determined by dividing the total amount of the distribution payable to you by the lower of (i) the last reported sale price of a share of the Fund’s common stock on the valuation date, which will normally be the fifth business day following the record date, or (ii) the net asset value per share on the valuation date, provided that neither Fund will issue new shares at a discount of more than 5% from the last reported sale price on that date.

There is no charge to common stockholders for receiving their distributions in the form of additional shares of the Fund’s common stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable to the stockholder.

Repurchases of Securities
Global Trust is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their shares of the Fund. Although Global Trust will not offer to repurchase its shares of common stock and/or preferred stock on a periodic basis, it may repurchase its shares of common stock and/or preferred stock on such occasions when it is deemed advisable by the Fund. The Fund’s Board of Directors has authorized the open-market repurchase of up to 5% of the issued and outstanding shares of its common stock during 2011. Under the 1940 Act, Global Trust may repurchase its securities (i) on a securities exchange or such other open market designated by the U.S. Securities and Exchange Commission (the “SEC”) (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of shares of the Fund is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender

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offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

Global Trust may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. Any related interest charges will be paid by the Fund and borne pro rata by the stockholders indirectly through their interest in the Fund. See “Investment Objectives and Policies — Risk Factors — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

If the Fund repurchases its shares of Common Stock for a price below their NAV, the NAV of those shares of Common Stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of Common Stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s net income.

Rights Offerings
Global Trust may in the future, and at its discretion, choose to make rights offerings from time to time. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which Global Trust was incorporated, the Board of the Fund is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Certain Corporate Governance Provisions
All eight directors of Global Trust will be elected by the holders of Global Trust Common Stock until such time, if ever, as Global Trust Preferred Stock is issued and outstanding. Global Trust Directors are divided into three classes, each having a staggered term of three years (except, to ensure that the term of a class of Global Trust’s Directors expires each year, one class of Global Trust’s Directors will serve an initial one-year term and three-year terms thereafter and another class of its Directors will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of that Fund to change the majority of Directors. Vacancies on the Board of Directors for one or more of the classified positions may be filled by the remaining Directors for the balance of the term of the class.

The Global Trust Charter provides that the affirmative vote of the holders of 80% of the outstanding voting shares of Global Trust (a “Supermajority Vote”), each voting as a separate class, is generally required to authorize certain transactions (“Extraordinary Transactions”). Such matters include amending the Charter to make Global Trust’s Common Stock a “redeemable security” or to convert Global Trust from a “closed-end company” to an “open-end company.” Further, any liquidation or dissolution of Global Trust and any amendment to the Charter to effect such a liquidation or dissolution will require a Supermajority Vote, as well as any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of Global Trust. Finally, a Supermajority Vote is required for any transaction between Global Trust and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor provision), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the

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right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally.

Extraordinary Transactions can also be accomplished by an affirmative vote of the holders of a majority of the votes entitled to be cast, rather than a Supermajority Vote, if the Continuing Directors (as defined below), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment. For transactions involving common control, no stockholder approval will be required provided (i) such transaction is approved by the Continuing Directors, by a vote of at least two-thirds of such Continuing Directors, and (ii) applicable state law or another provision of the Charter or Bylaws do not otherwise requires such approval. Continuing Directors include (i) current Directors of the Board, (ii) those nominated for election by the stockholders or whose election by the directors to fill vacancies on the Board is approved by a majority of the Directors of the Board, and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

A director of Global Trust may only be removed for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

The Fund’s By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The Fund’s By-laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the By-laws.

Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of preferred stock to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

The provisions of the Charters and Bylaws (the “Governing Documents”) of Global Trust described above may be regarded as “anti-takeover” provisions. The provisions could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of Global Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

Reference is made to the Governing Documents of Global Trust, on file with the SEC, for the full text of these provisions. Global Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by Global Trust with the Commission pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Global Trust, that file electronically with the Commission.

Global Trust Common Stock will be listed on the NYSE. Reports, proxy statements and other information concerning Global Trust and filed with the Commission by Global Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

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Statements contained in this Registration Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

Limitation of Directors’ and Officers’ Liability
The By-laws of Global Trust provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the By-laws of Global Trust protects or indemnifies a Director, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Item 10.2. Long-Term Debt.
Not applicable. The Registrant has not issued any long-term debt.

Item 10.3. General.
The Registrant may issue preferred shares in the future but does not contemplate doing so at this time.

Item 10.4. Taxes
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting Global Trust and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this registration statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting Global Trust and its stockholders (including stockholders owning a large position in Global Trust), and the discussions set forth herein do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in Global Trust.

Taxation of the Fund
Global Trust intends to elect to and qualify as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, the Fund must or will, as the case may be, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined for U.S. federal income tax purposes) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If a RIC fails a gross income test for any taxable year, it nevertheless may qualify as a RIC for such year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax. The savings provisions generally will be available if (i) after the RIC identifies such failure, it files a schedule with the IRS describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the RIC’s failure to meet the test was due to reasonable cause and not due to willful neglect. The

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penalty tax equals the amount (if any) by which the gross income that fails the RIC gross income test exceeds 1/9 of the RIC gross income that satisfies the RIC gross income test.

Similarly, if a RIC fails to meet an asset test, the RIC will not lose its RIC status if (i) once the RIC identifies the failure, the RIC describes each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the RIC identifies the failure, the RIC either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a “de minimis” failure, the RIC pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets during the period of failure, and (II) the highest rate of corporate income tax. A failure of the asset test is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the RIC’s assets, and (ii) $10,000,000.

The investments of Global Trust in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally is not, or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, Global Trust must or will, as the case may be, distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid by the Fund during the calendar year if it is (i) paid during the calendar year or (ii) declared by the Fund in October, November or December of the year, payable to its stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Fund were unable to satisfy the 90% distribution requirement or, notwithstanding the savings provisions of the Code, otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to its non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

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Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by Global Trust in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a contemporaneous cash distribution, the Fund could be required to include in taxable income amounts it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its stockholders.

If Global Trust does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other effects, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely change the date on which a purchase or sale of stock or securities is deemed to occur, (vi) adversely change the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. Global Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes
Since Global Trust may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, its stockholders will be

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unable to claim the foreign tax deduction or foreign tax credit with respect to certain foreign taxes paid by the Fund.

Taxation of Stockholders
Global Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. Any such gain retained by the Fund will be subject to a 35% tax. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if reported by the Fund in a written statement furnished to its stockholders, may, however, qualify (provided holding period and other requirements are met by the Fund and its stockholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years through December 31, 2012, as qualified dividend income eligible for the reduced maximum federal tax rate available to individuals (generally 15%) but only to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If Global Trust engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain (if any) reported as capital gain distributions in written statements furnished to a stockholder are taxable at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held its Fund shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% for such gain realized before January 1, 2013. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” then any loss on the sale or exchange of the Fund shares in respect of which the extraordinary dividend was paid, will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS requires a RIC that has two or more classes of stock to allocate to each such class proportionate amounts of each type of the RIC’s income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the

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percentage of total dividends paid out of current or accumulated earnings and profits to each class for the taxable year. Accordingly, Global Trust intends for each taxable year to allocate its capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income (if any) between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such taxable year. Distributions in excess of Global Trust’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately between the common stock and preferred stock. Since Global Trust’s current and accumulated earnings and profits will first be used to make distributions on its preferred stock, distributions in excess of such earnings and profits (if any) will be made disproportionately to holders of shares of Common Stock.

Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting whether capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Stockholders with capital loss are urged to consult their tax advisers on such limitations.

The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by Global Trust from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. stockholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund stockholders.

Upon a sale, exchange, redemption or other disposition of stock, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of Global Trust shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in Global Trust.

Stockholders will be furnished, if appropriate, various written statements after the close of each of Global Trust’s taxable years reporting the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

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If a stockholder recognizes a loss with respect to Global Trust’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are encouraged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by Global Trust to stockholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of Global Trust.

For taxable years beginning before January 1, 2012, properly-reported dividends or distributions are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, however, Global Trust may report its potentially eligible dividends or distributions as a combination of qualified net interest income, qualified short-term capital gains, and income not qualifying for this withholding exemption. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form to the Fund). In the case of shares held through an intermediary, the intermediary may withhold even if Global Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding
Global Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Recent Legislation
Recently enacted health care legislation, effective for taxable years beginning after December 31, 2012, imposes a new 3.8% Medicare tax on certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds. This new tax will apply to dividends on and gain from the disposition of the Fund’s shares.

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In addition, recently enacted legislation regarding foreign account tax compliance, effective for payments made after December 31, 2012, imposes a withholding tax of 30% on dividends and gross proceeds from the disposition of our stock paid to certain foreign financial institutions, investment funds and other non-U.S. persons unless various information reporting and certain other requirements are satisfied. This legislation also imposes new U.S. return disclosure obligations (and related penalties for failure to disclose) on persons required to file U.S. federal income tax returns that hold certain specified foreign financial assets (which include financial accounts in foreign financial institutions).

Stockholders and prospective investors are encouraged to consult their own tax advisers regarding the possible implications of this recently enacted legislation on their investment in the Funds’ common stock.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Stockholders and prospective investors are encouraged to consult their own tax advisers regarding the purchase, ownership and disposition of shares of common stock of the Funds.

Item 10.5. Outstanding Securities.
Set forth below is information with respect to common shares as of May 31, 2011:

	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Global Trust Common Stock	150,000,000	0	0
Global Trust Preferred Stock	50,000,000	0	0

Item 10.6. Securities Ratings.
Not applicable.

Item 11. Defaults and Arrears on Senior Securities.
Not applicable.

Item 12. Legal Proceedings.
Not applicable.

Item 13. Table of Contents of the Statement of Additional Information.
Item 14.	Cover Page
Item 15.	Table of Contents
Item 16.	General Information and History
Item 17.	Investment Objectives and Policies
Item 18.	Management
Item 19.	Control Persons and Principal Holders of Securities
Item 20.	Investment Advisory and Other Services
Item 21.	Portfolio Manager Information
Item 21.1.	Other Accounts Managed
Item 21.2.	Compensation Structure
Item 21.3.	Ownership of Securities
Item 22.	Brokerage Allocation and Other Practices
Item 23.	Tax Status
Item 24.	Financial Statements

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PART B – INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14. Cover Page.
Not applicable.

Item 15. Table of Contents. Not applicable.

Item 16. General Information and History.
Global Trust is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Trust was organized under the laws of the state of Maryland on February 14, 2011.

Item 17. Investment Objectives and Policies.
The investment goal of Global Trust is long-term growth of capital. Listed below are Global Trust’s fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Global Trust’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of Global Trust’s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with Global Trust’s investment policies and limitations.

Global Trust’s fundamental investment policies cannot be changed without approvals of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock (if any), voting together as a single class, and a majority of the preferred stock (if any), voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund).

Except for the fundamental investment restrictions set forth below, the investment policies and limitations described below are operating policies and may be changed by the Board of Directors of Global Trust without stockholder approval or, except as required by law, prior notice to stockholders.

Global Trust may not, as a matter of fundamental policy:

1.	Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Underwrite the securities of other issuers;

5.

Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund’s total assets, more than 5% of such assets would be invested in the securities of such issuer;

6.	Invest more than 25% of its assets in any one industry;

7.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

8.	Purchase or sell commodities or commodity contracts;

9.

Make loans, except for (a) purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements, bank certificates of deposit and other similar securities and (c) loans of up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

10.	Invest in companies for the purpose of exercising control of management;

11.	Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts; or

12.	Invest more than 5% of its total assets in warrants, rights and options.

Global Trust may not, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Global Trust may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of companies headquartered in developing countries.

Global Trust may invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act.

If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

Funds’ Rights as Stockholders
Global Trust may not invest in a company for the purpose of exercising control of management. However, Global Trust may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce & Associates, LLC, the Fund’s investment adviser (“Royce”) or the Board of Directors of the Fund determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that Global Trust may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no guarantee can be made that litigation against a fund will not be undertaken or liabilities incurred.

Global Trust may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Directors determine this to be in the best interests of the Fund’s stockholders.

Lower-Rated (High-Risk) and Investment Grade Debt Securities
Global Trust may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. (“Moody’s) or from BB to D by Standard & Poor’s Financial Services LLC or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a fund has invested, the security will then be valued in accordance with procedures established by the Board of Directors. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund’s ability to dispose of lower-rated (high-risk) debt securities.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Global Trust may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Global Trust may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Securities of Exchange-Traded Funds
Global Trust may purchase, sell and invest in the securities of exchange-traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. From time to time the Fund may also purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the Commission, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements
In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

Global Trust may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Commission, each determined by Royce to represent minimal credit risk and having a term of seven days or less.

Warrants, Rights and Options
Global Trust may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.

Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Reverse Repurchase Agreements
Global Trust is authorized to enter into reverse repurchase agreements. Such agreements involve the sale of securities held by Global Trust pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be segregated with the Fund’s custodian bank, and the reverse repurchase agreement is required to be marked to market daily.

Asset Coverage Test
Section 18(a)(1) of the 1940 Act permits a registered closed-end company such as Global Trust to issue and sell a class of senior securities that is stock (such as the Cumulative Preferred Stock) only if, immediately after such issuance and sale, the net asset value (“NAV”) of the Fund’s portfolio is at least 200% of the liquidation preference of the preferred stock. Section 18(g) of the 1940 Act defines a senior security to mean any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under Section 18(h) of the 1940 Act, asset coverage of a class of senior securities of an issuer which is a stock means the ratio which the value of the issuer’s total assets, less all of its liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of the issuer’s senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. Section 18(a)(1) of the 1940 Act also prevents the Fund from declaring any cash or other non-stock dividends or distributions on its common stock or purchasing any shares of its capital stock if, immediately thereafter, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation preference of its outstanding preferred stock.

Portfolio Turnover
Global Trust does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. As of December 31, 2010, Global Trust had not yet commenced operations.

* * *

Royce believes that Global Trust is suitable for investment only by persons who can invest without concern for current income, and that the Fund is suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

Item 18. Management.

Directors and Officers
The business and affairs of Global Trust are managed under the direction of the Board of the Fund, and the day-to-day operations of the Fund are conducted through or under the direction of its officers.

The Board of Directors of Global Trust is comprised of eight individuals. Because Global Trust has no issued and outstanding Preferred Stock, all eight of its Directors will be elected by holders of Global Trust Common Stock. Upon completion of the Transaction, the eight Global Trust Directors will be divided into three classes, each having a staggered term of three years. The Class I Directors, Charles M. Royce, G. Peter O’Brien and David L. Meister, will have terms that expire in 2012; the Class II Directors, Mark R. Fetting, Arthur S. Mehlman and Patricia W. Chadwick, will have terms that expire in 2013; and the Class III Directors, Richard M. Galkin and Stephen L. Isaacs, will have terms that expire in 2014.

There are no family relationships between any of the Fund’s Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal.

The following table sets forth certain information as to each Director of the Fund. The Directors are responsible for the overall supervision of the operations of the Fund and have the various duties imposed on directors of registered investment companies by the 1940 Act.

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Charles M. Royce* (71) 745 Fifth Avenue New York, NY 10151	Class I Director and President	Since 2011	President, Chief Investment Officer, Co-Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Funds, Royce Capital Fund (“RCF”), Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”) and Royce Value Trust, Inc. (“RVT”) (collectively, “The Royce Funds”).	36	Director of TICC Capital Corp

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Mark R. Fetting** (56) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class II Director	Since 2011

President and Chief Executive Officer of Legg Mason, Inc. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates; and Vice President, T. Rowe Price Group, Inc.

				52 (Director/Trustee of all Royce Funds consisting of 36 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 16 portfolios	Legg Mason, Inc.
Patricia W. Chadwick (62) 745 Fifth Avenue New York, NY 10151	Class II Director	Since 2011	Consultant and President of Ravengate Partners LLC (since 2000).	36	Wisconsin Energy Corp. and ING Mutual Funds

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Richard M. Galkin (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class III Director	Since 2011	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	36	None
Stephen L. Isaacs (71) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class III Director	Since 2011	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	36	None

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Arthur S. Mehlman (69) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class II Director	Since 2011

Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

				52 (Director/Trustee of all Royce Funds consisting of 36 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 16 portfolios)	None.
David L. Meister (71) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class I Director	Since 2011	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	36	None

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
G. Peter O’Brien (65) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class I Director	Since 2011

Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

				52 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 16 portfolios)	Director of TICC Capital Corp.

* Charles M. Royce is an “interested person” of the Fund under Section 2(a)(19) of the 1940 Act as President, Chief Investment Officer and member of the Board of Managers of Royce.

**Mark R. Fetting is an “interested person” of the Fund under section 2(a)(19) of the 1940 Act as President and Chief Executive Officer Legg Mason, Inc.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which each Board of Directors (each, a “Board”) believes has prepared them to be effective Directors.

•     Charles M. Royce - In addition to his tenure as a director/trustee of the open and closed-end registered investment companies advised by Royce (“The Royce Funds”), Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

•     Mark R. Fetting - In addition to his tenure as a director/trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Fetting serves as the Chairman, President and Chief Executive Officer of Legg Mason, Inc. and has served as a member of the Board of Managers of Royce. Mr. Fetting has over 30 years of investment and business experience.

•     Patricia W. Chadwick - In addition to her tenure as a director/trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•     Richard M. Galkin - In addition to his tenure as a director/trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants and as co-Chairman of the Boards’ Nominating Committee. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•     Stephen L. Isaacs - In addition to his tenure as a director/trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•     Arthur S. Mehlman - In addition to his tenure as a director/trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•     David L. Meister - In addition to his tenure as a director/trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•     G. Peter O’Brien - In addition to his tenure as a director/trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

The Board of the Fund believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Directors of the Fund are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Fund’s investment adviser (“Non-Interested Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Non-Interested Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Non-Interested Directors. Currently, 75% of the Fund’s Directors are Non-Interested Directors. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Non-Interested Directors have not designated a lead Non-Interested Director, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Non-Interested Directors and, when appropriate, represents the views of the Non-Interested Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to each Director’s share ownership in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Directors as of December 31, 2010 is set forth in the table below. Global Trust had not commenced operations as of December 31, 2010; therefore, no Director owned shares of Global Trust.

Name of Director	Aggregate Dollar Range of Equity Securities in The Royce Funds
Charles M. Royce	Over $100,000
Mark R. Fetting	Over $100,000
Richard M. Galkin	Over $100,000
Stephen L. Isaacs	Over $100,000
Arthur S. Mehlman	Over $100,000
David L. Meister	Over $100,000
G. Peter O’Brien	Over $100,000
Patricia W. Chadwick	Over $100,000

As of December 31, 2010, none of the Non-Interested Directors, or their immediate family members, owned beneficially or of record any securities issued by Royce or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Royce.

Board Committees and Meetings
The Board of Directors of the Fund has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the

Funds’ independent accountants and for conducting post-audit reviews of the Fund’s financial statements with such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Commission Regulations. Global Trust had not commenced operations as of December 31, 2010; therefore, the Audit Committee of Global Trust held no meetings.

The Board of Directors of the Fund has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Non-Interested Directors of the Fund and recommending its nominees for consideration by the Fund’s full Board of Directors. The Fund has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. During the year ended December 31, 2010, the Nominating Committee of the Fund did not meet. While the Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, the Committee will review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

The Nominating Committee charter of the Fund requires the Nominating Committee to identify individuals qualified to serve as Non-Interested Directors of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Non-Interested Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Boards’ Oversight Role in Management
The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the six Non-Interested Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice

President and Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

For the year ended December 31, 2010, the following Directors received compensation from the other funds in the group of registered investment companies comprising The Royce Funds.

Name of Director	Aggregate Compensation from Global Trust	Pension or Retirement Benefits Accrued as part of Global Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex*
Charles M. Royce	None	None	None	None
Mark R. Fetting	None	None	None	None
Patricia W. Chadwick	None	None	None	$150,000
Richard M. Galkin	None	None	None	$150,000
Stephen L. Isaacs	None	None	None	$150,000
Arthur S. Mehlman	None	None	None	$295,000
David L. Meister	None	None	None	$150,000
G. Peter O’Brien	None	None	None	$281,250

* Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2010 from the Fund Complex. The Fund Complex includes the 36 portfolios of The Royce Funds and the 16 portfolios of the Legg Mason Funds.

Each non-interested Director receives a fee of $2,500 per year for serving on Global Trust’s Board of Directors plus $200 for each meeting of the Board attended.

Officers

Certain biographical and other information concerning the officers of Global Trust is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2011, and thereafter until his respective successor is duly elected and qualified. Each officer became an officer of Global Trust in 2011.

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Public Directorships
John D. Diederich (59) 745 Fifth Avenue New York, NY 10151	Vice President and Treasurer	Since 2011

Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

None

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Public Directorships
Jack E. Fockler, Jr. (52) 745 Fifth Avenue New York, NY 10151	Vice President	Since 2011	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989.	None
W. Whitney George (52) 745 Fifth Avenue New York, NY 10151	Vice President	Since 2011	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.	None
Daniel A. O’Byrne (49) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 2011	Principal and Vice President of Royce, having been employed by Royce since October 1986.	None
John E. Denneen (44) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	Since 2011	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	None
Lisa Curcio (51) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since 2011	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	None

Code of Ethics and Related Matters
Royce and each open and closed-end registered investment companies advised by Royce (“The Royce Funds”), including the Fund has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Brokerage Allocation and Other Practices — Portfolio Transactions”.

As of December 31, 2010, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $130 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $14,549,675 million.

The Code of Ethics of the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Commission at 202-551-8090. The Code of Ethics of the Fund is also available on the EDGAR database on the Commission’s Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures
Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Directors of the Fund has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to (a) when certain securities are out on loan at the time of a record date, (b) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (c) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the Commission’s Internet site at http://www.sec.gov.

Item 19. Control Persons and Principal Holders of Securities.
As of the date of this registration statement, there are no shares of Global Trust Common Stock outstanding. Royce Value Trust, Inc. (“Value Trust”), a diversified, closed-end management investment company incorporated under the laws of the state of Maryland, will contribute $100,000 of initial capital before the distribution of Global Trust Common Stock to holders of Value Trust Common Stock pursuant to a transaction whereby a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) will be contributed to Global Trust, and then shares of common stock of Global Trust will be distributed to common stockholders in the form of a dividend. Value Trust has represented that these shares will be, purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the 1933 Act or an applicable exemption therefrom. The address of Value Trust is 745 Fifth Avenue, New York, New York 10151.

Item 20. Investment Advisory and Other Services.

Investment Management
Royce serves as the investment adviser to Global Trust pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). Royce (which term as used in this registration statement includes its corporate predecessor), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Board of Directors of Global Trust, including all of the Directors who are not “interested persons” of the Fund under the 1940 Act, approved Royce as the investment adviser of Global Trust in February, 2011. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of May 31, 2011, Royce managed approximately $44 billion in assets for Global Trust and other client accounts. Royce’s principal business address is 745 Fifth Avenue, New York, NY 10151.

On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of January 31, 2011, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $672 billion.

Under Global Trust’s Articles of Incorporation, as amended and supplemented (the “Charter”), and Maryland law, the Fund’s business and affairs are managed under the direction of its Board of

Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

Investment Advisory Agreements
Under the Investment Advisory Agreement between Global Trust and Royce, Royce (i) determines the composition of the Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Fund’s Board of Directors; (ii) provides the Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

The Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, “Administration Agreement” for more information.

Pursuant to its terms, the Investment Advisory Agreement will have, an initial term of two years, and each continues from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by the Fund at any time, without penalty, on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Advisory Fee
As compensation for its services under the Investment Advisory Agreement, Global Trust will pay Royce a monthly fee equal to 1/12 of 1.25% (1.25% on an annualized basis) of the average net assets of the Fund for each month during the term of the investment advisory agreement. The net assets of the Fund shall be computed by subtracting the amount of any indebtedness and other liabilities of the Fund from the value of the total assets of the Fund, and the liquidation preference of and any potential redemption premium for any preferred stock of the Fund that may hereafter be issued and outstanding shall not be treated as an indebtedness or other liability of the Fund for this purpose.

Because the fee is computed based on the Fund’s net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the initial liquidation preference of and any potential redemption premium for any preferred stock that may be issued and sold by the Fund.

Because Royce’s fee is based on the average net assets of the Fund (including net assets applicable to both Global Trust Common Stock and Global Trust Preferred Stock), Royce would generally benefit from the Fund’s issuance of preferred stock.

Custodian
State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of the Fund but it does not participate in the Fund’s investment decisions. The Fund has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating the Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

Transfer Agent
Computershare Trust Company, N.A., PO Box 43010, Providence, RI 02940-3010, is the transfer agent, dividend-paying agent and registrar for the Fund’s shares, but it does not participate in the Fund’s investment decisions.

Independent Registered Public Accounting Firm
[    ], whose address is [    ], is the Fund’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

Administration Agreement
Global Trust and Royce also have entered into an administration agreement (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Fund with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, stockholders’ reports and notices and other reports and filings made to and with the Securities Exchange Commission and/or other regulators; administering stockholder accounts, handling stockholder relations and such other services as Royce, subject to the Fund’s Board of Directors, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Fund, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Fund on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies.

Item 21. Portfolio Manager Information.

Item 21.1. Other Accounts Managed.

Charles M. Royce is the primary portfolio manager of Global Trust. David Nadel is the assistant portfolio manager for Global Trust.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2010.

	Number of Other Accounts Managed and			Number of Accounts and Assets for Which the
	Assets by Account Type			Advisory Fee is Performance-Based

		Other			Other
Names of	Registered	Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Managers	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Charles M. Royce	17	2	11	5	1	None
	$20,291,470,354	$37,416,000	$47,010,565	$1,762,244,769	$34,249,000	None

David Nadel	10	2	None	2	None	None
	$3,629,168,326	$10,613,000	None	$1,342,234,356	None	None

Potential Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Brokerage Allocation and Other Practices — Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce and W. Whitney George receive variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of The Royce Funds shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (Value Trust and Micro-Cap Trust) is based, in part, on performance-based fee revenues. Value Trust and Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index. In addition, five other registered investment company accounts, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund, series of the Royce Fund, each pay Royce a performance-based fee.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund stockholders’ interests). See “Management — Code of Ethics and Related Matters” above. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and each of the Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 21.2. Compensation Structure.
Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Royce portfolio managers (“Portfolio Managers”) receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

•	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
•
PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of Royce Micro-Cap Trust, Inc. (“Micro-Cap Trust”) and Value Trust is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2010 there were 365 such funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment. Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

•	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.
•
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers’ overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receives variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Co-Chief Investment Officer and President of The Royce Funds.

Item 21.3. Ownership of Securities.
As of the date of this SAI, none of the portfolio managers of Global Trust own any equity securities of Global Trust because it is a newly organized, closed-end investment company.

Item 22. Brokerage Allocation and Other Practices.

Portfolio Transactions
Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for the Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and under its Investment Advisory Agreement with the Fund, to cause the Fund to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Fund generally pays higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Fund. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

In some cases Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Even though Royce makes investment decisions for the Fund independently from those for the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures.

Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of the Fund’s portfolio may place opposite direction trades for the Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable stockholders.

Item 23. Tax Status.
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting Global Trust and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this registration statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting Global Trust and its stockholders (including stockholders owning a large position in Global Trust), and the discussions set forth herein do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in Global Trust.

Taxation of the Fund
Global Trust intends to elect to and qualify as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, the Fund must or will, as the case may be, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined for U.S. federal income tax purposes) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If a RIC fails a gross income test for any taxable year, it nevertheless may qualify as a RIC for such year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax. The savings provisions generally will be available if (i) after the RIC identifies such failure, it files a schedule with the IRS describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the RIC’s failure to meet the test was due to reasonable cause and not due to willful neglect. The penalty tax equals the amount (if any) by which the gross income that fails the RIC gross income test exceeds 1/9 of the RIC gross income that satisfies the RIC gross income test.

Similarly, if a RIC fails to meet an asset test, the RIC will not lose its RIC status if (i) once the RIC identifies the failure, the RIC describes each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the RIC identifies the failure, the RIC either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a “de minimis” failure, the RIC pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets during the period of failure, and (II) the highest rate of corporate income tax. A failure of the asset test is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the RIC’s assets, and (ii) $10,000,000.

The investments of Global Trust in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally is not, or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, Global Trust must or will, as the case may be, distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid by the Fund during the calendar year if it is (i) paid during the calendar year or (ii) declared by the Fund in October, November or December of the year, payable to its stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Fund were unable to satisfy the 90% distribution requirement or, notwithstanding the savings provisions of the Code, otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to its non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by Global Trust in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a contemporaneous cash distribution, the Fund could be required to include in taxable income amounts it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its stockholders.

If Global Trust does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other effects, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely change the date on which a purchase or sale of stock or securities is deemed to occur, (vi) adversely change the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. Global Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes
Since Global Trust may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, its stockholders will be unable to claim the foreign tax deduction or foreign tax credit with respect to certain foreign taxes paid by the Fund.

Taxation of Stockholders
Global Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. Any such gain retained by the Fund will be subject to a 35% tax. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if reported by the Fund in a written statement furnished to its stockholders, may, however, qualify (provided holding period and other requirements are met by the Fund and its stockholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years through December 31, 2012, as qualified dividend income eligible for the reduced maximum federal tax rate available to individuals (generally 15%) but only to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If Global Trust engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain (if any) reported as capital gain distributions in written statements furnished to a stockholder are taxable at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held its Fund shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% for such gain realized before January 1, 2013. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” then any loss on the sale or exchange of the Fund shares in respect of which the extraordinary dividend was paid, will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS requires a RIC that has two or more classes of stock to allocate to each such class proportionate amounts of each type of the RIC’s income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the taxable year. Accordingly, Global Trust intends for each taxable year to allocate its capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income (if any) between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such taxable year. Distributions in excess of Global Trust’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately between the common stock and preferred stock. Since Global Trust’s current and accumulated earnings and profits will first be used to make distributions on its preferred stock, distributions in excess of such earnings and profits (if any) will be made disproportionately to holders of shares of Common Stock.

Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting whether capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Stockholders with capital loss are urged to consult their tax advisers on such limitations.

The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by Global Trust from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. stockholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund stockholders.

Upon a sale, exchange, redemption or other disposition of stock, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of Global Trust shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in Global Trust.

Stockholders will be furnished, if appropriate, various written statements after the close of each of Global Trust’s taxable years reporting the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

If a stockholder recognizes a loss with respect to Global Trust’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are encouraged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by Global Trust to stockholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of Global Trust.

For taxable years beginning before January 1, 2012, properly-reported dividends or distributions are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, however, Global Trust may report its potentially eligible dividends or distributions as a combination of qualified net interest income, qualified short-term capital gains, and income not qualifying for this withholding exemption. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form to the Fund). In the case of shares held through an intermediary, the intermediary may withhold even if Global Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding
Global Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Recent Legislation
Recently enacted health care legislation, effective for taxable years beginning after December 31, 2012, imposes a new 3.8% Medicare tax on certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds. This new tax will apply to dividends on and gain from the disposition of the Fund’s shares.

In addition, recently enacted legislation regarding foreign account tax compliance, effective for payments made after December 31, 2012, imposes a withholding tax of 30% on dividends and gross proceeds from the disposition of our stock paid to certain foreign financial institutions, investment funds and other non-U.S. persons unless various information reporting and certain other requirements are satisfied. This legislation also imposes new U.S. return disclosure obligations (and related penalties for failure to disclose) on persons required to file U.S. federal income tax returns that hold certain specified foreign financial assets (which include financial accounts in foreign financial institutions).

Stockholders and prospective investors are encouraged to consult their own tax advisers regarding the possible implications of this recently enacted legislation on their investment in the Funds’ common stock.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Stockholders and prospective investors are encouraged to consult their own tax advisers regarding the purchase, ownership and disposition of shares of common stock of the Funds.

Item 24. Financial Statements.
[    ] serves as the independent registered public accounting firm of Global Trust. [    ] annually renders, or will annually render, an opinion on the financial statements of the Fund. [    ] has an office at [    ], and also performs tax and other professional services for the Fund.

The statement of assets and liabilities of Global Trust, as of [        ], contained in this Statement of Additional Information has been included herein in reliance on the report of [    ] and upon the authority of such firm as experts in auditing and accounting.

Financial Statements [to be provided by amendment].

EXHIBIT A

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-”regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of

Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

c.

There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

d.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

e.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

f.

If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

•

The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

•

Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com.)

•	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Part C – OTHER INFORMATION
Item 25. Financial Statements and Exhibits.
(1)	Financial Statements*
(2)(a)	Articles of Incorporation**
(2)(b)	By-Laws**
(2)(c)	Not applicable
(2)(d)	Form of Stock Certificate**
(2)(e)	Distribution Reinvestment and Cash Purchase Plan**
(2)(f)	Not applicable
(2)(g)	Form of Investment Advisory Agreement between Royce Global Value Trust, Inc. and Royce &
Associates, LLC**
(2)(h)	Not applicable
(2)(i)	Not applicable
(2)(j)	Form of Custodian Contract between Royce Global Value Trust, Inc. and State Street Bank and
Trust Company (“State Street”)*
(2)(k)(i)	Form of Registrar, Transfer Agency and Service Agreement between Royce Global Value
Trust, Inc. and Computershare Trust Company, N.A. (Common Stock)*
(2)(k)(ii)	Form of Administration Agreement between Royce Global Value Trust, Inc. and Royce &
Associates, LLC**
(2)(l)	Not applicable
(2)(m)	Not applicable
(2)(n)	Not applicable
(2)(o)	Not applicable
(2)(p)	Initial Purchase Agreement date [ ], 2011 between Royce Global Value Trust, Inc. and Royce
Value Trust, Inc.*
(2)(q)	Not applicable
(2)(r)	Code of Ethics for The Royce Funds and The Royce Companies***

* To be filed by amendment.
** Incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on March 16, 2011.
*** Filed herewith.

Item 26. Marketing Arrangements.
Not applicable.

Item 27. Other Expenses of Issuance and Distribution.
Royce will pay the fees and expenses in connection with the issuance and distribution of the securities issued pursuant to the Transaction described in Section 8.1 of the Prospectus.

Item 28. Persons Controlled by or Under Common Control.
None.

Item 29. Number of Holders of Securities.
None.

Item 30. Indemnification.
The By-laws of the Registrant provides that it will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Registrant to the fullest extent permitted by law. However, nothing in the By-laws of the Registrant protects or indemnifies a director, officer, employee or agent of the Registrant against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

1

Item 31. Business and Other Connections of the Adviser.
Royce & Associates, LLC, a limited liability company organized under the laws of the state of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Royce & Associates, LLC together with information as to any other business, procession, vocation or employment of a substantial nature engaged in by Royce & Associates, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of Royce & Associates, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-8268)

Item 32. Location of Accounts and Records.
The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

The Royce Funds
745 Fifth Avenue
New York, New York 10151

State Street Bank and Trust Company
1776 Heritage Drive
John Adams Building, 2 North
North Quincy, Massachusetts 02171

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Item 33. Management Services.
 None.

Item 34. Undertakings.
None.

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SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 2nd day of June, 2011.

Royce Global Value Trust, Inc.

By:	/s/ Charles M. Royce
Charles M. Royce
President